UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2011

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 616-0077
(registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01

Changes in registrant’s Certifying Accountant.

Dismissal of Former Certifying Accountants.  On March 2, 2011, the registrant dismissed its independent auditor, EFP Rotenberg (“EFP Rotenberg”), which dismissal was reported in our Current Report filed on March 2, 2011.

EFP Rotenberg’s reports on the registrant’s financial statements for the year ended August 31, 2010, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that EFP Rotenberg’s reports on the registrant’s Form 10-K for the year ended August 31, 2010, raised substantial doubt about its ability to continue as a going concern.

The decision to dismiss EFP Rotenberg was recommended by the registrant’s board of directors.

During the two most recent fiscal years and any subsequent interim period through March 2, 2011, except as stated below with respect to our internal controls, there have not been any disagreements between the registrant and EFP Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EFP Rotenberg, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

During the two most recent fiscal years and any subsequent interim period through March 2, 2011, preceding the dismissal of EFP Rotenberg, as required by Regulation S-K Item 304(a)(1)(v), the registrant acknowledges that EFP Rotenberg advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements did not exist.  In that regard, in its Form 10-K/A filed with the Commission on January 18, 2011, the registrant stated:

“Item 9A(T).

Controls and Procedures.

“The term disclosure controls and procedures means controls and other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the Exchange Act (15 U.S.C. 78a, et seq.) is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to the issuer’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

“The term internal control over financial reporting is defined as a process designed by, or under the supervision of, the issuer’s principal executive and principal financial officers, or persons performing similar functions, and effected by the issuer’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

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Pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets;

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Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the issuer are being made only in accordance with authorizations of management and directors of the issuer; and

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Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the issuer’s assets that could have a material effect on the financial statements.

“Our management, including our chief executive officer and chief financial officer, does not expect that our disclosure controls and procedures or our internal controls over financial reporting will prevent all error and all fraud.  A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met.  Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs.  Because of inherent limitations in all control systems, internal control over financial reporting may not prevent or detect misstatements, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the registrant have been detected.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

“Evaluation of Disclosure and Controls and Procedures.  Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Exchange Act.  Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States.  We carried out an evaluation, under the supervision and with the participation of our management, including our chief executive officer and chief financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report.  The evaluation was undertaken in consultation with our accounting personnel.  Based on that evaluation and because of certain material weaknesses identified below, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures are currently not effective to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.  During the three months ended August 31, 2010, we identified the following conditions that indicated that our internal control over financial reporting and our disclosure controls and procedures were not effective:

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Accounts payable and accrued expenses are inadequately being maintained as there is no policy for unpaid invoice documentation.

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Reconciliations of shares outstanding between the accounting records and the stock transfer agent are not performed timely.

“Factors Causing Restatement of the Financial Statements

“It is noted that our procedures for adequate safeguarding of important documents and agreements and the timely accounting and reporting of such documents and agreements is inadequate.  The financial statements for the year ended August 31, 2010 were restated due to the fact that a stock warrant agreement executed on August 2, 2010 between Global Earth Energy and our attorney was not properly documented and accounted for in the financial statements.  This is due to the fact that there is not one general location that all documents are stored for safekeeping.  Our management also actively enters into transactions that call for or use issuances of common stock and/or stock awards as consideration.  Due to limited accounting personnel, the fact that agreements are not readily available or accessible, and the large volume of activity that directly affects the shares outstanding and compensation based awards that only affect earnings per share, it presents a challenge for accounting personnel and management to accurately account for all transactions.

“Management decided to change the par value of common stock from $0.10 to its original value of $0.001 prior to the reverse stock split on May 18, 2009.  The restatement of the par value of common stock although originally shown as compliant with GAAP was a decision by management to more accurately reflect the value of common stock and additional paid-in-capital.  These changes did not change any effective ownership of voting rights or control of any shareholder.

“Changes in Internal Controls over Financial Reporting.  All changes in the internal controls over our financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, have been disclosed above.

“This report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by our registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit us to provide only management’s report in this annual report.”

Engagement of New Certifying Accountants.  On March 2, 2011, the registrant engaged M & K CPAs PLLC, certified public accountants, (“M & K CPAs”) as the registrant’s independent accountants to report on the registrant’s balance sheet as of February 28, 2011, and the related combined statements of income, stockholders’ equity and cash flows for the years then ended.  The decision to appoint M & K CPAs was approved by the registrant’s Board of Directors.  See our Current Report filed with the Commission on March 2, 2011.

During the registrant’s two most recent fiscal years and any subsequent interim period prior to the engagement of M & K CPAs, neither the registrant nor anyone on the registrant’s behalf consulted with M & K CPAs regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The registrant has provided EFP Rotenberg with a copy of the disclosures it is making in this current report, which EFP Rotenberg has received no later than the day that the disclosures are filed with the Commission.  The registrant requested that EFP Rotenberg furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.  Inasmuch as EFP Rotenberg’s letter is unavailable at the time of the filing this report, the registrant has requested EFP Rotenberg to provide the letter as promptly as possible so that the registrant can file the letter with the Commission within ten business days after the filing of this report.  Notwithstanding the ten business day period, the registrant shall file the letter by amendment within two business days of receipt; if the letter is received on a Saturday, Sunday or holiday on which the Commission is not open for business, then the two business day period shall begin to run on and shall include the first business day thereafter.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2011.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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